Exhibit 99.1

LOWELL FARMS WELCOMES

JEFF MONAT TO BOARD OF DIRECTORS

California-based cannabis leader adds veteran finance executive and investor to leadership team

SALINAS, CA (January 14, 2021) – Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF), a California-born innovator in cannabis cultivation and maker of the legendary brand Lowell Smokes, has named veteran finance executive and cannabis investor Jeff Monat to its Board of Directors.

Mr. Monat is a Senior Partner at Merida Capital Holdings, a private equity firm targeting fundamental growth drivers underpinning the rapid development of the cannabis industry. He sits on Merida’s Investment Committee, helping to steer the firm’s investments that focus on products and services associated with the evolution of cannabis as an agricultural product, a natural plant-based medicine, a constituent in pharmaceutical formulations and a recreational consumer product.

“With Jeff, we have immediately expanded the knowledge, expertise, and perspective of our board,” says Chairman of the Board George Allen. “Not only does he bring unrivaled experience, but also a fundamental understanding of the economics of this massive, and still evolving industry.”

Mr. Monat has been an investor in cannabis companies for nearly 10 years, funding both cultivation and ancillary businesses. He currently serves on the Board of Directors for Merida Merger Corporation I and as Chairman of the Board of Steep Hill, Incorporated. Mr. Monat has previously worked in analyst roles for Seven Locks Capital, Rockbay Capital, and Goldman Sachs, where he advised clients on M&A transactions, financial valuation, and corporate governance issues. In addition to his professional accomplishments, Mr. Monat serves as treasurer and trustee of the Friends Grow Friends Foundation, Inc., an after-school program that helps children with special needs improve their social skills.

“I’m incredibly optimistic about the future of Lowell Farms and I’m proud to offer my expertise as a member of the board,” Mr. Monat says. “Lowell Farms has established itself as a leader in this industry, yet the ceiling is high and there is great opportunity for the company to grow its capabilities in emerging cannabis sectors, while maintaining its leading position in the adult-use market.”

Mr. Monat’s appointment comes as Kevin McGrath departs the Lowell Farms Board of Directors.

“Kevin’s counsel and contributions to the board have brought great value to the organization and we would like to thank him for his support of Lowell Farms,” Mr. Allen says.

Mr. Monat will begin his tenure with the Board of Directors effective immediately.

ABOUT LOWELL FARMS INC.

Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF)(the “Company”) is a California-based vertically-integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

Lowell Farms Inc. Media Contact

pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact

Bill Mitoulas

416.479.9547

ir@lowellfarms.com

Lowell Farms Inc. Company Contact

Mark Ainsworth

ir@lowellfarms.com

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the ability of the Company to successfully achieve its business objectives, including as a result of the described acquisition, and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.